HORIZON PCS, INC.

                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is made effective as of June 27, 2000, by and among Horizon PCS, Inc., a Delaware corporation (the "Company"), and those persons listed on Attachment A hereto (individually, a "Bright Holder" and collectively, the "Bright Holders").

                                    RECITALS

     The Company, Horizon Personal Communications, Inc., Horizon Telcom, Inc., the Bright Holders and Lonnie Pedersen (the "Bright Holders Representative") have entered into a Contribution and Exchange Agreement (the "Contribution Agreement") dated as of May 4, 2000 pursuant to which the Bright Holders shall be issued certain shares of the Company's Common Stock. Under the Contribution Agreement, the Company and the Bright Holders have agreed to enter into this Agreement in order to provide the Bright Holders with certain rights to register shares of the Company's Common Stock. The Company desires to induce the Bright Holders to acquire shares of Common Stock pursuant to the Contribution Agreement by agreeing to the terms and conditions set forth herein. Capitalized terms used but not otherwise defined herein shall have the meaning as set forth in the Contribution Agreement.

                                    AGREEMENT

     The parties hereby agree as follows:

     1.   Definitions. For purposes of this Agreement:

          (a) The terms "register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

          (b) The term "Registrable Securities" means (i) the shares of Common Stock issued to the Bright Holders pursuant to the Contribution Agreement, and
(ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Registrable Securities; provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his, her, or its rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

          (c) The term "Holder" means each Bright Holder or any assignee thereof in accordance with Section 11 hereof;

          (d) The term "SEC" means the Securities and Exchange Commission;

     2. Company Registration. If (but without any obligation to do so) the Company proposes at any time after the initial public offering of Company common stock but prior to the termination of this Agreement, to register any of its stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a transaction covered by Rule 145 under the Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, no later than 30 days prior to the filing of such registration statement, give each Bright Holder written notice of such registration. Upon the written request of each Bright Holder given within ten (10) days after mailing of such notice by the Company in accordance with Section 14, the Company shall, subject to the provisions of Section 7, cause to be registered under the Act all of the Registrable Securities that each such Bright Holder has requested to be registered.

     3. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days, provided that if an event occurs which causes such registration statement to include an untrue statement of material fact, or which causes such registration statement to fail to state a material fact required to be stated therein or necessary to make the statements contained thereon not misleading, the Bright Holders will not effect sales of Registrable Securities pursuant thereto after written notice of such event from the Company, and the Company shall use its reasonable efforts to update such registration statement to address such matters as promptly as practicable after the occurrence thereof.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement for up to one hundred eighty (180) days, provided that if an event occurs which causes such registration statement to include an untrue statement of material fact, or which causes such registration statement to fail to state a material fact required to be stated therein or necessary to make the statements contained thereon not misleading, the Bright Holders will not effect sales of Registrable Securities pursuant thereto after written notice of such event from the Company, and the Company shall use its reasonable efforts to update such registration statement to address such matters as promptly as practicable after occurrence thereof.

          (c) Furnish to the Bright Holders participating in such registration such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Bright Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Bright Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement and under such other agreements, in usual and customary form, as are prescribed by the underwriter in such underwriting.

          (f) Notify each Bright Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for up to ninety (90) days.

          (g) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or other quotation service on which similar securities issued by the Company are then listed.

          (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     4. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Bright Holder that such Bright Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Bright Holder's Registrable Securities or as shall otherwise reasonably be requested by the Company.

     5. Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant hereto including (without limitation) all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company (but specifically excluding the fees and disbursements of counsel for the Bright Holders) shall be borne by the Company.

     6. Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 2 to include any of the Bright Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering of the securities so included. Securities shall be excluded from the offering in the order set forth below:

     First, the number of shares requested to be registered for the account of persons, if any, whose rights to have their shares included in such registration are subordinate to the rights granted pursuant to this Agreement shall be reduced as required;

     Second, the number of shares requested to be registered for the account of the Bright Holders of registration rights granted pursuant to this Agreement and the number of shares requested to be registered by persons, if any, holding registration rights on a parity basis with those granted by this Agreement shall be reduced, pro rata, as required;

     Third, the number of shares requested to be registered for the account of persons, if any, whose rights to have their shares included in such registrations are senior to the rights granted pursuant to this Agreement shall be reduced as required; and

     Last, the number of shares intended to be registered by the Company for its own account shall be reduced as required.

     7. Delay of Registration. No Bright Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     8. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

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

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Bright Holder, any underwriter (as defined in the Act) for such Bright Holder and each officer, director, trustee, shareholder, employee, agent and representative of such Bright Holder or underwriter against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Securities Exchange Act of 1934 (the "Exchange Act") or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will pay to each such Bright Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any Bright Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Bright Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each officer, director, trustee, shareholder, employee, agent and representative of the Company within the meaning of the Act or the Exchange Act, any underwriter, any other Bright Holder selling securities in such registration statement and any controlling person of any such underwriter or other Bright Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Bright Holder expressly for use in connection with such registration; and each such Bright Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Bright Holder, which consent shall not be unreasonably withheld; provided further, however, that in the event of a registration pursuant to Section 3, the maximum amount payable by each Bright Holder hereunder shall be limited to the proceeds received by such Bright Holder pursuant to the sale of securities in connection with said registration.

          (c) Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party in writing of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Any indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

          (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified


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

party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company and Holders under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

     9. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act.

     10. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may not be assigned without the prior written consent of the Company; provided, however, that the Company shall not unreasonably withhold its consent to the transfer of such rights in connection with the transfer by gift of Registrable Securities by an individual Bright Holder to member(s) of his immediate family or to trust(s) for the benefit thereof, or by a Bright Holder which is an entity to another entity which is wholly-owned by such Bright Holder.

     11. "Market Stand-Off" Agreement. Each Bright Holder hereby agrees that, during the period of duration (up to, but not exceeding, 180 days) specified by the Company and/or an underwriter of Common Stock or other securities of the Company, following the date of the final prospectus distributed in connection with any registration statement of the Company filed under the Act with respect to an underwritten offering, it shall not, to the extent requested by the Company and/or such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that the Company shall utilize its reasonable best efforts to ensure that all officers and directors of the Company, all ten percent security holders, and all other persons with registration rights granted subsequent to the date hereof enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Bright Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Bright Holder agrees that, if so requested, such Bright Holder will execute an agreement in


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

the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 11.

     Notwithstanding the foregoing, the obligations described in this Section 11 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

     12. Termination of Registration Rights. No Bright Holder shall be entitled to exercise any right provided for in this Agreement after such time as Rule 144 or another similar exemption under the Act is available for the sale of all of such Bright Holder's shares during a three (3)-month period without registration.

     13. Miscellaneous.

          (a) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (b) Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

          (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (e) Notices. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, by certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto or as subsequently modified by written notice.

          (f) Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

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

          (g) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          (h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.




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



     The parties have executed this Registration Rights Agreement as of the date first above written.

                                  COMPANY:

                                  HORIZON PCS, INC.


                                  By:  /s/ William A. McKell
                                     __________________________________________

                                  Its: President
                                     __________________________________________



                                  BRIGHT HOLDERS:


                                  [see separate signature pages]



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




                                  SHERWOOD MUTUAL TELEPHONE CO.

                                  By:  /s/ J.V. Cooper
                                     __________________________________________

                                  Its: President
                                     __________________________________________



                                  [See separate signature pages]

                                  AYERSVILLE TELEPHONE CO.


                                  By:  /s/ Robert L. Zimmerman
                                     __________________________________________

                                  Its: President
                                     __________________________________________


                                  [See separate signature pages]

                                  ARTHUR MUTUAL TELEPHONE CO.


                                  By:  /s/ Emil Schaffer
                                     __________________________________________

                                  Its: President
                                     __________________________________________



                                  [See separate signature pages]

                                  NEW KNOXVILLE TELEPHONE CO.


                                  By:  /s/ John Hoge
                                     __________________________________________

                                  Its: Secretary/Treasurer
                                     __________________________________________


                                  [See separate signature pages]

                                  BRIGHT CHOICE, INC.


                                  By:  /s/ Brian Newton
                                     __________________________________________

                                  Its: President
                                     __________________________________________



                                  [See separate signature pages]

                                  REACH OF OHIO, INC.


                                  By:  /s/ Basil V. Alt
                                     __________________________________________

                                  Its: President
                                     __________________________________________



                                  [See separate signature pages]

                                  VAUGHNSVILLE TELEPHONE CO.


                                  By:  /s/ Rex Welch
                                     __________________________________________

                                  Its: Plant Manager
                                     __________________________________________



                                  [See separate signature pages]

                                  KALIDA TELEPHONE CO., INC.


                                  By:  /s/ John Smith
                                     __________________________________________

                                  Its: President
                                     __________________________________________


                                  [See separate signature pages]

                                  COM NET, INC.

                                  By:___________________________________________


                                  Its:__________________________________________



                                  [See separate signature pages]

                                  BENTON RIDGE TELEPHONE CO.

                                  By:  /s/ Kimberly Horne
                                     __________________________________________

                                  Its: VP/General Manager
                                       Telephone and Internet Operations
                                     __________________________________________



                                  [See separate signature pages]

                                  FARMERS MUTUAL TELEPHONE CO.

                                  By:  /s/ Eric L. Damman
                                     __________________________________________

                                  Its: Secretary
                                     __________________________________________



                                  [See separate signature pages]

                                  GLANDORF TELEPHONE CO.

                                  By:  /s/ Linda Heckman
                                     __________________________________________

                                  Its: Manager
                                     __________________________________________


                                  [See separate signature pages]

                                  DOYLESTOWN TELEPHONE CO.

                                  By:  /s/ Thomas Brockman
                                     __________________________________________

                                  Its: President
                                     __________________________________________



                                  [See separate signature pages]

                                  FT. JENNINGS TELEPHONE CO.

                                  By:  /s/ Shirley A. Berelsman
                                     __________________________________________

                                  Its: Secretary/Treasurer
                                     __________________________________________



                                  [See separate signature pages]

                                  BUCKLAND TELEPHONE CO.

                                  By:  /s/ Russell Moon
                                     __________________________________________

                                  Its: Vice President
                                     __________________________________________



                                  [See separate signature pages]

                                  TELEPHONE SERVICE CO.

                                  By:  /s/ Lonnie D. Pedersen
                                     __________________________________________

                                  Its: President
                                     __________________________________________



                                  [See separate signature pages]

                                  RIDGEVILLE TELEPHONE CO.

                                  By:  /s/ Larry Wendt
                                     __________________________________________

                                  Its: President
                                     __________________________________________


                                  [See separate signature pages]

                                  MCCLURE TELEPHONE CO.

                                  By:  /s/ Hugo Miller
                                     __________________________________________

                                  Its: President
                                     __________________________________________


                                  [See separate signature pages]

                                  MIDDLE POINT TELEPHONE CO.

                                  By:  /s/ Ronald D. Long
                                     __________________________________________

                                  Its: Manager
                                     __________________________________________



                                  [See separate signature pages]

                                  WABASH COMMUNICATIONS, INC.

                                  By:  /s/ Michael Boley
                                     __________________________________________

                                  Its: Secretary/Treasurer
                                     __________________________________________




                                  [See separate signature pages]

                                  THE SYCAMORE TELEPHONE CO.

                                  By:  /s/ Richard D. Ekleberry
                                     __________________________________________

                                  Its: Vice President
                                     __________________________________________




                                  [See separate signature pages]

                                  BRIGHT HOLDER


                                  /s/ Rex L. Speiser
                                  ___________________________________________
                                  Rex L. Speiser


                                  [See separate signature pages]

                                  BRIGHT HOLDER


                                  /s/ Tami Pontious
                                  ___________________________________________
                                  Tami Pontious



                                  [See separate signature pages]

                                  BRIGHT HOLDER

                                  /s/ Preston Meyer
                                  ___________________________________________
                                  Preston Meyer


                                  [See separate signature pages]

                                  BRIGHT HOLDER

                                  /s/ Don Hoersten
                                  ___________________________________________
                                  Don Hoersten


                                  [See separate signature pages]

                                  BRIGHT HOLDER

                                  /s/ Mark Rekers
                                  ___________________________________________
                                  Mark Rekers


                                  [See separate signature pages]

                                  BRIGHT HOLDER

                                  /s/ Tom Brockman
                                  ___________________________________________
                                  Tom Brockman


                                  [See separate signature pages]

                                  BRIGHT HOLDER

                                  /s/ Lonnie Pedersen
                                  ___________________________________________
                                  Lonnie Pedersen


                                  [See separate signature pages]

                                  BRIGHT HOLDER

                                  /s/ James H. Stroh
                                  ___________________________________________
                                  James H. Stroh


                                  [See separate signature pages]

                                  BRIGHT HOLDER

                                  /s/ Doug Jauert
                                  ___________________________________________
                                  Doug Jauert


                                  [See separate signature pages]

                                  BRIGHT HOLDER

                                  /s/ Robert Lietz
                                  ___________________________________________
                                  Robert Lietz


                                  [See separate signature pages]

                                  BRIGHT HOLDER

                                  /s/ Clint Conover
                                  ___________________________________________
                                  Clint Conover


                                  [See separate signature pages]

                                  BRIGHT HOLDER

                                  /s/ Mike Plows
                                  ___________________________________________
                                  Mike Plows

                                  JSI CAPITAL ADVISORS, LLC

                                  By:  /s/ William E. King
                                     __________________________________________

                                  Its: President & Managing Principal
                                     __________________________________________